When we conceived this project, we initially wanted to run it all the way to Newington, hop in the water, and proceed down to Boston. We quickly realized that would make this just another expensive Transmission line looking to be funded by the region, or even the nation. Instead, we realized if  we packaged the ‘asset’ of  HQ’s low cost non-carbon emitting generation with reasonable Transmission costs, we’d have an economically viable project.

To the New England electric system, this line  and terminal will look like a 1200 MW generator. Like any generator, we looked at the expected Transmission build-out, and at that time we believed new 345 lines from Deerfield-Webster-Coolidge and Scobie –Tewksbury were necessary for reliability issues. As the recession has arrived and grown, ISO’s willingness to approve any new reliability projects has shrunk, and  we’ve watched re-study and delay  creep into these  processes. Our current (7/13)  assessment is that we will see Scobie to Tewksbury approved and in the Regional System plan by the end of the year. We think a 345 kV from Deerfield to Webster for reliability is a “40/60” proposition right now.

We have contingency plans in place, with associated cost estimates, for these situation.  Our current assessment is that the HVDC project should build a dedicated 345 kV line from Webster to Deerfield, adding a little less than $100 M to the cost,  making an $800 M project a $900 M project. The PPA teams are using $900 as a ‘placeholder’ right now, even though our forecast still has $800 M in it.  The Webster to Coolidge economics and siting logistics probably say the HVDC project will not pay for this line.  Analysis is underway by our team and by HQ-US to assess the ‘deliverability’ of 1200 MW with the Webster terminal and an AC extension from Webster to Deerfield, versus other options.

Pre-siting work is underway, we’ve identified Anne Bartosewicz as our a Project Director, and we’re working with the New Hampshire team to refine our communications, and to coordinate our Northern Loop messages with any HVDC activity.

15

 Marketplace test required for DG up to 5 Mw in NH

The evolving New Hampshire political environment, regarding future opportunities for large-scale renewables (e.g. biomass and wind)

16

 Marketplace test required for DG up to 5 Mw in NH

The evolving New Hampshire political environment, regarding future opportunities for large-scale renewables (e.g. biomass and wind)

50

Northeast Utilities









EEI Financial Conference

NOVEMBER 2, 2009

Safe Harbor Provisions

Northeast Utilities

This presentation contains statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as "estimate", "expect", "anticipate", "intend", "plan", "project", "believe", "forecast", "should", "could", and other similar expressions. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that could cause our actual results to differ materially from those contained in our forward-looking statements, including, but not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for our products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive electricity positions; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission (SEC). Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

This presentation includes non-GAAP financial measures referencing our 2008 earnings and EPS excluding a significant charge resulting from the settlement of litigation and our 2006 EPS excluding two significant, discrete impacts, which are the results of our competitive generation business that included a significant gain from the sale of such business and a reduction in income tax expense pursuant to a Private Letter Ruling issued by the Internal Revenue Service. Due to the nature and significance of these items, management believes that the relative non-GAAP presentation is more representative of our performance and provides additional and useful information to readers of this presentation in analyzing historical and future performance. This presentation also references actual and projected EPS by segment, a non-GAAP presentation which management believes is useful to investors to evaluate the actual and projected financial performance and contribution of our business segments. These non-GAAP financial measures should not be considered as alternatives to our consolidated net income attributable to controlling interests, and EPS determined in accordance with GAAP as an indicator of operating performance. Please refer to the reconciliations of these non-GAAP financial measures to our consolidated net income attributable to controlling interests, EPS included as an Appendix to this presentation.

Please refer to our reports to the SEC for further details concerning the matters described in this presentation.

Overview of Today's Presentation

Northeast Utilities

- Current Year: What we have accomplished to date
- Near Term: Key initiatives to drive results in 2010 and 2011
- Longer Term: Key elements of our investment plan to meet customer needs, address regional energy policies and provide value to investors

Current Year Accomplishments

Northeast Utilities

Strategic

- Advanced HQ, NEEWS, Clean Air Project, WMECO solar initiative
- Significantly improved regional reliability
- Completed CL&P AMI pilot
- Published inaugural Corporate Social Responsibility Report

Financial

- YTD net income: ⬆12%
- Quarterly dividend: ⬆12%
- YTD cash flows up significantly
- Successful equity and debt issuances

Operational

- Strong cost controls, productivity gains
- Transmission upgrades have delivered $400 million in customer savings

Key Near Term Initiatives and Their Impact

Northeast Utilities

Actions		Outcomes
Commence construction of Greater Springfield Reliability Project and move other NEEWS projects to siting	→	Greater visibility for timing of capital deployment, continued transmission earnings growth
Continue to advance HQ project	→	Filing of PPAs, TSA in late 2009/early 2010
Achieve fair outcomes in CL&P, PSNH, WMECO rate cases	→	Improved distribution earnings
Continue to advance PSNH Clean Air Project	→	Support mid-2012 operation of scrubber

Initiatives To Address Long-Term Regional Energy Challenges

Northeast Utilities

Challenges	Opportunities	In 5-Year Capital Plan
Reduce carbon emissions, dependence on imported oil	Partner with NSTAR, HQ to build new 1,200 MW HVDC line	Yes
	Expand MA solar	No
	Increase penetration of natural gas heating	Yes
	Develop plug-in electric vehicle infrastructure	No
Increase region's efficiency	Expand C&LM	Yes
	Deploy Smart Grid technologies	No
Meet region's sharply increasing RPS requirements	Transmission to access new renewable generation	No






J 1 134 567
Itron SENTINEL
14:39:46

Developing a Regional Renewable Solution for New England

Northeast Utilities



Electricity Demand
Wind Zone
New Line

Concept

- Renewable Access Transmission Line
- 2,000 MW
- $1.5 billion to $2 billion



Regulated Investment Strategy

Significant Accomplishments, Major Progress in Deployment of Capital Program and Strong Execution of Operating Companies: *Cornerstones of Our Financial Stability*

Northeast Utilities

- Through our $6.4 billion capital investment plan, we continue to address needed infrastructure upgrades while providing hundreds of millions of dollars of benefits for customers and value for shareholders
- We continue to focus on strong execution of operations and projects, as we have shown with our southwest CT build-out
- As one of the nation's leading transmission builders, we are advancing the New England East-West Solutions (NEEWS) reliability projects and the HQ-HVDC project to bring low-carbon power to New England
- The Merrimack Clean Air Project is on schedule and on budget and to date has overcome significant legislative, regulatory and legal challenges
- Our distribution business provides a host of attractive opportunities, including base infrastructure, Smart Grid, solar, and electric vehicles
- Natural gas as "the fuel of choice" provides opportunities to grow Yankee Gas

Excellence in Execution in Major Transmission Projects

Northeast Utilities

Four southwest CT transmission projects completed at a cost of $1.6 billion; nearly $80 million under budget and one year ahead of schedule


50% of CT Load

COMPLETED

Bethel/Norwalk
345/115-kV Underground & Overhead
- 21 miles
- Completed October 2006

COMPLETED

Middletown/Norwalk
345/115-kV Underground & Overhead
- 69 miles
- Joint project with United Illuminating
- Completed December 2008

COMPLETED

Glenbrook Cables
115-kV underground
- 9 miles
- Completed December 2008

COMPLETED

Long Island Replacement Cable
138-kV marine
- 11 miles
- Joint project with LIPA
- Completed September 2008

The Edison 2009 Award
EDISON ELECTRIC INSTITUTE

2008 platts GLOBAL ENERGY AWARDS

Congestion savings to Connecticut customers, since 2007, in excess of $400M

NEEWS Advances Into the Siting Phase

Northeast Utilities

GSRP Status

- ISO confirmed need date in October 2009
- CT and MA hearings ongoing; completion set for Q4 09
- Decisions and orders expected in early/mid 2010
- Construction start in mid/late 2010
- In-service 2013

IRP and CCRP Status

- Need assessment expected by end of 2009/early 2010



Greater Springfield Reliability Project
SPRINGFIELD
Interstate Reliability Project
HARTFORD
Central Connecticut Reliability Project
345-kV Substation
Generation Station
345-kV ROW
115-kV ROW

NEEWS Projects - $1.49 Billion Capital Investment (2009-2014)

Northeast Utilities

NEEWS Projects Milestones

	Greater Springfield	Interstate	Central Connecticut
File Municipal Consultation Filing (MCF)	✓	✓	*Early 2010*
Conduct MCF outreach	✓	✓	*Mid 2010*
Hold open houses	✓	✓	*Late 2010*
File siting application	✓	*Mid 2010*	*Late 2010*
Complete CEAB review process	✓	*Late 2010*	*Early/Mid 2011*
Complete public comment hearings	✓	*Early 2011*	*Mid/Late 2011*
Complete Evidentiary hearings	Q4 2009 (CT) Q4 2009 (MA)	*Mid 2011*	*Late 2011*
Receive Decisions and Orders	Early/Mid 2010	*2011*	*Early/Mid 2012*
Begin Construction	Mid/Late 2010	*Early 2012*	*2012*
Expected In-Service	2013	Late 2013	*Mid/Late 2014*
Estimated Cost ($Millions) Does not include $211 M in ancillary projects	$714	$250	$315

Represents schedule updates

2010-2014 Transmission Capital Expenditures

Northeast Utilities



Historic
$2.8 Billion
Forecast
Up To $2.9 Billion
Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Successful completion of SWCT projects
SWCT projects total $1.6 billion
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Base Reliability
Major Southwest CT
NEEWS
HQ HVDC

HVDC Line from Canada

US portion now estimated at $900 million with $675 million NU ownership share

NEEWS projects ramping up

NEEWS projects estimated at $1.35 billion during 2010-2014 forecast period

$900 million of other projects *(Details follow)*

2010-2014 Transmission Capital Program
Other Projects – In Millions

Northeast Utilities

CL&P	
Stamford Area Reliability	$100.0
Manchester - East Hartford Line	$53.4
Southwest CT Upgrades	$30.0
115 KV Relay Replacements	$28.3
South Meadow BPS	$13.1
CCVT Replacements	$11.3
Spare Bethel -Norwalk Shunt Reactor	$9.8
Transmission Operations Center	$7.7
Vehicle Purchases	$7.4
New Sherwood Substation	$7.2
48 Additional Reliability Projects	$50.7
	$318.9

WMECO	
Berkshire Area Solution	$170.0
115 KV Relay Replacements	$14.4
115 KV Reliability Project	$4.0
CCVT Replacements	$3.2
13 Additional Reliability Projects	$11.6
	$203.2

PSNH	
Manchester Area Solution	$52.3
Scobie - Tewksbury Line	$52.0
Nashua Area Solution	$51.1
Deerfield 2nd Auto Transformer	$42.8
Maine Power Reliablity	$30.8
Deerfield - Webster - Coolidge	$30.0
Northern Loop	$23.0
Thornton Ferry Substation	$27.7
OPGW Communications Project	$16.0
New Pease Substation	$6.0
29 Additional Reliability Projects	$43.1
	$374.8

Projects not yet in Regional System Plan (RSP)

Total $897 Million

Other Transmission Capital Projects in RSP, Not in RSP or Not Required to be in RSP


$350
$300
$250
$200
$150
$100
$50
$0
211
150
259
298
156
34
2009
2010
2011
2012
2013
2014
Not Required to be in RSP
In RSP
Not Yet in RSP

Breakdown of Other Projects:

- 45% ($401M) - in RSP
- 24% ($216M) - not required to be in RSP
- 31% ($280M) - not yet in RSP

Note: Upon commencement of the ISO-NE approval process, the HVDC project will be included in the RSP

Developing a Regional Renewable Solution for New England

Northeast Utilities



Concept
• Renewable Access Transmission Line
• 2,000 MW
• $1.5 billion to $2 billion
Electricity Demand
Wind Zone
New Line

New England Renewable Projections for 2020

Estimated Class I Renewable Resource Requirements for New England (GWh) by 2020 = 22,800 GWh

6,600 GWh = Existing Available Renewables

3,500 GWh = Currently Planned or Under Development

12,700 GWh = Unplanned Renewables/Balance Shortfall

Class I Technologies include:

> Biomass/Biofuels	*> Fuel Cells (CT)*
> Landfill Gas	*> Small Hydro*
> Solar PV	*> On and Offshore Wind*

Resources Required to Fill Shortfall in 2020

Wind (on-shore and off-shore)	~3,300 MW
Other Class I Technologies	~ 500 MW

Generation Strategy

Northeast Utilities

Our five-year regulated generation business plan leverages our existing 1,200 MW New Hampshire generation fleet, completes the Merrimack Clean Air Project and pursues opportunities for renewable energy expansion

- **Our Generation strategy includes**
  - Investing $480 million in our cost-of-service NH generation fleet
  - Growing rate base from $370 million in 2008 to $857 million at year-end 2014
  - Completing our $457 million Merrimack Clean Air Project, representing the majority of our future traditional generation capital program on schedule and under budget
  - Constructive regulatory model – fully tracking, segmented rate base
- **Merrimack Clean Air Project status**
  - Construction continues on schedule and on budget
  - Expect to complete approximately 33 percent of the work by year-end
- **Installation of 6 MW solar at WMECO**
  - $41 million CapEx
  - Constructive regulatory model – fully tracking, segmented rate base
  - Potential for up to 50 MW

Projected Electric Distribution Capital Expenditures Compared to Previous Plan

Optimizing our distribution capital infrastructure investment plan reduces our capital requirements by approximately $191 million when compared to our previous plan


2009-2013 Plan
2010-2014 Plan
In Millions
$550
$500
$450
$400
$350
$300
$250
$200
$433
$425
$505
$25
$426
$487
$39
$424
$457
$27
$430
$462
$21
$440
$23
$464
2008 Actual
2009 Proj
2010
2011
2012
2013
2014
Capitalized Vehicles (vs. Leased Vehicles in last year's forecast)

Electric Distribution and Generation Capital Expenditures – By Company


2010-2014 Projected Distribution & Generation Capital Spending
$2.8 Billion
In Millions
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009 Proj
2010
2011
2012
2013
2014
572
658
594
546
529
513
20
14
7
147
187
117
82
68
26
38
33
39
36
35
36
106
113
111
115
121
134
281
305
313
306
305
317
WMECO - Solar ($41m total)
PSNH - Generation ($480m total)
WMECO - Distribution ($179m total)
PSNH - Distribution ($594m total)
CL&P - Distribution ($1,546m total)

Smart Grid Technology



- CL&P concluded a 3,000 customer AMI/rate pilot on 8/31/09 to test the technology and customer interest in dynamic pricing rates
  - Good customer response
  - Gained insight on customer behavior in response to dynamic pricing rates and enabling technology
  - Will file results with DPUC on December 1
  - Future recommendations in Q1 2010
- WMECO Smart Grid pilot plan filed with DPU on October 16
  - 1,750 customer pilot - $7 million projected cost
  - DPU decision expected in first half of 2010
  - 6-month pilot proposed to commence in April 2011

Yankee Gas Capital Expenditures



2010-2014 Projected Yankee Gas Capital Spending
$461 Million
Millions
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
61
112
104
80
82
83
18
26
17
36
23
31
22
31
17
34
22
23
32
25
23
31
28
22
31
30
2009 Proj
2010
2011
2012
2013
2014
Aging Infrastructure
Basic Business
Peak Load / NewBusiness
WWL

Yankee Gas Strategy

- Investing $461 million, leveraging natural gas as "the fuel of choice"
- Distribution system expansion: $67 million, 16-mile Waterbury-to-Wallingford Line (WWL)
- Sales growth opportunities to supply renewable generation (fuel cells, DG)


CL200 240V 3W TYPE C1SR 30TA 1.0Kh
CA 0.5
FM2S
60Hz
36 942 840
TYPE C1SR 30TA 1.0Kh
CA 0.5
FM2S
60Hz
36 942 840

Financial

Overview

Northeast Utilities

- 2009 YTD results position NU to achieve original EPS guidance, despite earlier and larger share issuance and pressures stemming from the economy
- New 2010 EPS guidance positions NU to achieve modest growth over 2009, although rate case outcomes are critical success factors
- 2010 initiatives should drive well above trend earnings growth in 2011
- Successfully executing the $6.4 billion five-year capital expenditure plan results in a long-term EPS growth rate of 6-9% off an updated 2009 base year
- Strengthening cash flows and lower capital outlays reduce financing needs throughout the forecast and delays the only equity issuance in the 5-year period until at least 2012
- A conservative 50% dividend payout target allows for meaningful dividend growth and supports NU's attractive total shareholder return profile

First Nine Months 2009 Results

Northeast Utilities



Earnings For Common In Millions
$300
$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
($20)
4.4%
15.8%
12.2%
$114.9
$120.0
$103.6
$120.0
($8.5)*
($6.3)
$8.7
$11.6
$218.7*
$245.3
Distribution and Generation
Transmission
Parent/Other
Competitive
Total
2008
2009

*Excludes $29.8 million after-tax charge from March 2008 litigation settlement

First Nine Months 2009 Distribution and Generation Results

Northeast Utilities



$70
$60
$50
$40
$30
$20
$10
$0
Earnings For Common In Millions
3.8%
$57.2
$55.0
12.1%
$32.3
$36.2
33.7%
$10.1
$13.5
$15.3
$15.3
CL&P
PSNH
WMECO
Yankee Gas
2008
2009

Increased Transmission Investment Has Diversified and Significantly Increased Regulated Earnings

Northeast Utilities


2005
25.2%
$41.1
74.8%
$122.3
12 Months Ended 9/30/09
49.8%
$155.9
$154.7
50.2%

Net Income: $163.4
Regulated EPS: $1.24

Net Income: $310.6
Regulated EPS: $1.85

Regulated Net Income
(In millions)

Distribution/Generation
Transmission

2009 - 2010 EPS Guidance

Northeast Utilities

	2008 Actual	2009 Current Guidance	2010 New Guidance
Distribution/Generation	$0.96	$0.90 - $1.00	$0.95 - $1.05
Transmission	$0.89	$0.90	$0.90 - $0.95
Competitive	$0.08	$0.05	$0.00 - $0.05
NU Parent/Other excluding litigation charge in 2008	($0.07)	($0.05)	($0.05)
NU Consolidated excluding litigation charge in 2008	$1.86	$1.80 - $1.90	$1.80 - $2.00
Litigation charge	($0.19)	N/A	N/A
NU Consolidated	$1.67	$1.80 - $1.90	$1.80 - $2.00

*See appendix for GAAP/non-GAAP reconciliation

Key Earnings Drivers for 2010 - 2011

Northeast Utilities

	2010	2011
Positive Drivers	• CL&P, PSNH rate cases (2nd half only) • PSNH Clean Air Project construction (AFUDC) • Higher average transmission rate base	• CL&P, PSNH rate cases • WMECO rate case, solar investment • Possible Yankee Gas rate case • PSNH Clean Air Project construction (AFUDC) • Greater Springfield Reliability Project construction (cash return on CWIP) • Higher average transmission rate base
Pressures	• Pension costs • Uncollectible costs • Sales • Operating expenses • Expenses associated with investments in aging distribution infrastructure	• Sales • Operating expenses • Roll off of profitable NUEI contracts

Downturn in Retail Electric Sales Appears To Be Slowing

Northeast Utilities

3 Months Ended vs. Same Period Previous Year

(NU Consolidated)



% Change
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
Actual Total
Weather Adjusted Total
Weather Adjusted Residential

Projected Changes in Retail Sales in 2010, 2011

(NU Consolidated)

	2010	2011	% of Distribution Revenues from Fixed Charges
Residential	(0.5%)	(0.2%)	46%
Commercial	(0.5%)	1.0%	83%
Industrial	(4.3%)	(3.2%)	
Total	(1.0%)	(0.1%)	63%

Electric Distribution Rate Cases are Critical to Improving Electric Distribution Returns

Northeast Utilities

Company	Allowed ROE (Authorization Date)	12-Mo. Trailing Regulatory ROE*	Rate Case Schedule (2009 – 2011)
PSNH	9.67% (7/07)	3.9%	(Temporary Rates) 3 mos.; (Permanent Rates) 12 mos.
CL&P	9.4% (2/08)	7.0%	6 mos. (Expected Schedule)
WMECO	8.0% - 12.0% (1/07)	8.6%	6 mos. (Expected Schedule)
Yankee Gas	10.1% (7/07)	8.0%	Under assessment

Rate Case Schedule: 2009 Jan. Apr. Jul. Oct. · 2010 Jan. Apr. Jul. Oct. · 2011 Jan.

*Distribution returns at September 30, 2009

Current CL&P Rates Trending Down

Northeast Utilities

2003-2009 Average Total Bill For All Customers Receiving Generation Supply From CL&P



Cents/KWH as of January 1
9.336
1.549
0.35
2.484
4.946
CL&P 2003 Rate Case
10.783
1.702
0.468
2.592
6.021
12.529
2.174
0.468
2.702
7.185
16.054
2.511
0.664
2.754
10.125
17.788
2.209
0.717
2.786
12.076
CL&P 2007 Rate Case
17.055
1.831
0.679
2.879
11.666
18.689
1.956
1.293
3.293
12.147
17.78
1.653
1.446
3.293
11.388
CL&P 2010 Rate Case
2003
2004
2005
2006
2007
2008
2009
Oct. 2009
2010/2011
Supply
Distribution
Transmission
Other

CL&P Rate Reduction Bond (RRB) Obligations Nearing the End

Northeast Utilities



In Millions
$250
$200
$150
$100
$50
$0
$96
$103
$111
$118
$127
$136
$146
$192
$205
$76
$70
$64
$56
$47
$38
$29
$19
$8
$0
CL&P RRB Roll-Off
¢ / kwh = 0.9
2002
2003
2004
2005
2006
2007
2008
2009 Est.
2010 Est.
2011
Interest on RRBs
Amortization of RRBs

Key Earnings Drivers for 2012 and Beyond

Northeast Utilities

Distribution:

- Ability to achieve authorized distribution returns on increasing levels of invested capital



Transmission:

- NEEWS construction
  - 12.89% authorized ROE
  - 100% cash return on CWIP



- HVDC line from Québec
  - Expect similar returns and capital structure as other major projects

PSNH Generation:

- Clean Air Project completion
- 9.81% authorized ROE



Expansion of New England's public policy initiatives:

- MA solar development
- Transmission to renewables/carbon free resources
- Smart Grid



2009-2014: New Capital Expenditure Forecast

Northeast Utilities



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
$892
$960
$1,274
$1,091
$1,815
$1,349
$1,732
$1,454
$1,194
$1,388
$1,075
2009
2010
2011
2012
2013
2014
Distribution and Generation Capex (11/08 Forecast)
Transmission Capex (11/08 Forecast)
Distribution and Generation Capex (11/09 Forecast*)
Transmission Capex (11/09 Forecast)

*Includes total capex at corporate service companies on behalf of operating companies of $134 million ($48 million in 2010, $25 million in 2011, $22 million in 2012, $25 million in 2013, and $14 million in 2014).

Five-year 2010-2014 capital spending of approximately $6.4 billion, compared with last year's 2009-2013 $7 billion plan; 2009-2013 period down by $0.6 billion.

Projected Combined Year-End Rate Base

Northeast Utilities



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base in Millions
2009
New Base Year
$6,473
$685
$370
$3,016
$2,402
$7,069
$717
$381
$3,337
$2,634
$7,443
$764
$404
$3,595
$2,680
$8,154
$843
$443
$3,872
$2,996
$9,390
$892
$879
$4,106
$3,513
$10,200
$932
$902
$4,324
$4,042
$11,057
$974
$882
$4,528
$4,673
2008
Actual
2009E
2010E
2011E
2012E
2013E
2014E
Transmission
Distribution
Generation
Yankee Gas
Projected Total Rate Base 2009-2014 CAGR of 9.5%
Projected Natural Gas Distribution CAGR of 6.5%
Projected Generation CAGR of 18.5%
Projected Electric Distribution CAGR of 6.5%
Projected Transmission CAGR of 12%

Supports EPS compounded annual growth rate of 6-9% off new 2009 base year

Fully Tracked Transmission, Generation Projected to Become Half of Total Rate Base and Nearly 60% of Earnings

Northeast Utilities

Transmission	
2009 Rate Base:	$2.6 billion
’10-’14E Capex:	$2.9 billion

Electric Distribution	
2009 Rate Base:	$3.3 billion
’10-’14E Capex:	$2.3 billion

Generation	
2009 Rate Base:	$0.4 billion
’10-’14E Capex:	$480 million

Gas Distribution	
2009 Rate Base:	$0.7 billion
’10-’14E Capex:	$461 million

2009E Year-End Rate Base Composition

$7.1 billion


10%
6%
37%
47%
Transmission
Distribution
Generation
Gas

2014E Year-End Rate Base Composition

$11.1 billion


9%
8%
41%
42%
Transmission
Distribution
Generation
Gas

Key Changes in Capital Expenditures Assumptions Since Last Year

Northeast Utilities

Similar

- NEEWS share still nearly $1.5 billion, but construction spread out through 2014
- PSNH Clean Air Project ($457 million) still on track for 2012 completion
- PSNH, WMECO distribution investment
- CL&P, WMECO transmission investment

Higher

- NU share of H-Q project up by $150 million
- Yankee Gas '10 – '13 capex up by $45 million
- 6 MW of WMECO solar ($41 million)

Lower

- PSNH 2010 – 2013 trans-mission lower by $650 million
- CL&P 2010 – 2013 distribution cap ex lower by $80 million, including vehicle purchases

Not In

- New initiative to connect northern New England renewables
- Additional MA solar above 6 MW
- PSNH distributed generation
- AMI and Smart Grid investment
- Electric vehicle infrastructure
- Underground solutions related to NEEWS

Funding The Capital Program and Dividends 2010 - 2014

Northeast Utilities



$0.9
$3.0
$4.2
In Billions

$8.1 Billion

Debt Refinancings

- No maturities until 2012

New Financings

- A single $300 million equity issuance projected no earlier than 2012
- $2.7 billion debt issuances in 2010 – 2014 ($340 million in 2010)

Internally generated cash net of Rate Reduction Bond retirements

- Approximately $700 million in 2010 rising to $1.1 billion by 2014

History of Strong Dividend Growth Since 2000

Northeast Utilities

Dividend policy ($)



EPS
Dividends paid/declared per share
Payout ratios
$2.00
$1.50
$1.00
$0.50
$0.00
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
62.5%
48.7%
44.3%
50%-52.8%
$1.16[1]
$1.59
$1.86[2]
$1.80–$1.90
$0.73
$0.78
$0.83
$0.95
2006
2007
2008
2009E

[1] Excludes net income of competitive businesses, one-time CL&P tax reduction

[2] Excludes litigation settlement charge

Dividend per share growth since 2000



Average Annual Growth Rate of 10%
$0.40
$0.45
$0.53
$0.58
$0.63
$0.68
$0.73
$0.78
$0.83
$0.95
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Summary

Northeast Utilities

- NU is poised to complete a solid 2009
- Positioned for modest growth in 2010 and potentially significant growth in 2011
- Our regulated investment strategy positions us to invest $6.4 billion over the next five years
- Major projects including NEEWS, HQ, New Hampshire Clean Air Project, and WMECO solar are progressing well
- Distribution investment opportunities are attractive, but earnings must follow and regulatory initiatives are underway to improve results
- External financing requirements are very achievable, particularly given the improving cash flow profile
- The total shareholder return profile of this company is very attractive, driven by expected earnings and dividend growth
- Significant, still unquantified additional opportunities exist to help New England meet its energy policy needs and drive further earnings growth

Questions and Answers



Appendix

2008-2014: Projected Capital Expenditures and Depreciation

Northeast Utilities



In Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,316
$279
$960
$317
$1,091
$333
$1,349
$349
$1,454
$383
$1,388
$416
$1,075
$454
2008 Actual
2009
2010
2011
2012
2013
2014
Total Capex (incl. cost of removal and AFUDC)*
Depreciation

*Totals include capex at corporate service companies on behalf of operating companies of $33 million in 2008, and estimated at $52 million in 2009, $48 million in 2010, $25 million in 2011, $22 million in 2012, $25 million in 2013, and $14 million in 2014.

Significant capital spending through 2014

Projected Transmission Capital Expenditures

Northeast Utilities



In Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$275
$2
$67
$58
$148
$273
$16
$66
$55
$136
$626
$49
$256
$118
$203
$806
$90
$328
$107
$281
$752
$236
$156
$74
$286
$465
$282
$6
$22
$155
2009
2010
2011
2012
2013
2014
CL&P
PSNH
WMECO
Transmission from Canada

Projected Distribution Capital Expenditures



Northeast Utilities



$600
$500
$400
$300
$200
$100
$0
In Millions
$425
$38
$106
$281
$451
$33
$113
$305
$463
$39
$111
$313
$457
$36
$115
$306
$461
$35
$121
$305
$487
$36
$134
$317
2009
2010
2011
2012
2013
2014
CL&P
PSNH
WMECO

Projected Generation Capital Expenditures

Northeast Utilities



In Millions
$250
$200
$150
$100
$50
$0
$207
$147
$131
$89
$68
$26
$20
$150
$123
$14
$88
$7
$58
$8
$60
$24
$37
$29
$24
$26
2009
2010
2011
2012
2013
2014
Other
PSNH Clean Air Project
WMECO Solar Project

Projected Yankee Gas Capital Expenditures



$120
$100
$80
$60
$40
$20
$0
In Millions
$61
$112
$104
$80
$82
$83
2009
2010
2011
2012
2013
2014

Projected Distribution and Generation Year-End Rate Base

Northeast Utilities



In Millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,071
$370
$685
$374
$667
$1,975
$4,435
$381
$717
$394
$764
$2,179
$4,764
$404
$765
$413
$849
$2,333
$5,158
$443
$843
$434
$941
$2,497
$5,878
$879
$893
$447
$1,030
$2,629
$6,158
$902
$932
$456
$1,090
$2,778
$6,384
$882
$974
$461
$1,156
$2,911
2008 Actual
2009
2010
2011
2012
2013
2014
CL&P Distribution
PSNH Distribution
WMECO Distribution
Yankee Gas
PSNH and WMECO Generation

Projected Distribution & Generation Rate Base CAGR of 8%

Projected Transmission Year-End Rate Base*

Northeast Utilities



Transmission Rate Base CAGR of 12%
In Millions
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,402
$130
$250
$2,022
$2,634
$191
$318
$2,125
$2,680
$240
$335
$2,105
$2,996
$429
$433
$2,134
$3,513
$665
$530
$2,318
$4,042
$889
$608
$2,545
$4,673
$675
$851
$584
$2,563
2008 Actual
2009
2010
2011
2012
2013
2014
CL&P*
PSNH
WMECO*
Transmission from Canada**

*100% CWIP assumed for NEEWS projects

**NU share of this project is depicted as traditional rate base without CWIP during construction

2010-2014 Transmission Capital Program

2008 EEI (2009-13) vs. 2009 EEI (2010-14)

Northeast Utilities



$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Millions
3,451
- 275
+ 34
- 358
- 107
+ 150
+ 27
2,922
2008 EEI
2009 Work
New 2014 Work
Southern N.H. East-West Intertie
Northern Loop (Reduce Scope)
HQ-HVDC
Misc.
2009 EEI

Yankee Gas Update

Northeast Utilities

- Waterbury-to-Wallingford Pipeline Project Plan
  - 16 miles of 16" steel pipe – total project estimated cost of $67 million
  - Projected to be in-service in 2011
  - Pipeline civil contractor RFP issued for Phase 1 on September 30, bids due 10/21/09
  - Received bids for piping material on September 16, 2009
- Next Steps
  - Permitting: 2009-2010
  - Evaluate bids: late 2009
  - Issue Purchase Orders: Q1 2010
  - Material Procurement: Q1 2010

NU's FERC Authorized Transmission ROE

Northeast Utilities


12.89%
1.25%
0.50%
0.74%
10.40%
NEEWS Incentives
13.10%
0.46%
1.00%
0.50%
0.74%
10.40%
Other Transmission
FERC approved incentive ROE adder
Technology adder for underground portion of Middletown-Norwalk
New England projects entering service after 2004, but before 1/1/09
Incentive for Regional Transmission Organization membership
Increment beginning 10/31/06 for higher bond yields
Base ROE

FERC Criteria For Incentives

- Non-routine
- Ensures reliability, or reduces congestion considerably
- Size and scope
- Significant financing
- Multi-state
- Multi-pool
- Multi-company
- Technologically advanced

2006 – 2010 NU Consolidating EPS GAAP / Non-GAAP Reconciliation

Northeast Utilities

	2006 Actual	2007 Actual	2008 Actual	2009 Projected Guidance	2010 Projected Guidance
Distribution/Generation	$0.80	$0.94	$0.96	$0.90 - $1.00	$0.95 - $1.05
Transmission	0.39	0.53	0.89	0.90	0.90 – 0.95
Total Regulated	1.19	1.47	1.85	1.80 – 1.90	1.85 – 2.00
NU Parent/Other	(0.03)	0.04	(0.07)	(0.05)	(0.05)
Total Regulated and Parent	$1.16	$1.51	$1.78	$1.75 - $1.85	$1.80 - $1.95
Competitive	(0.63)	0.08	0.08	0.05	0.00 – 0.05
NU Consolidated Operating Results (Non GAAP)	$0.53	$1.59	$1.86	$1.80 - $1.90	$1.80 - $2.00
CL&P Income Tax Reduction	0.48	N/A	N/A	N/A	N/A
Gain on Sale of Competitive Generation	2.04	N/A	N/A	N/A	N/A
Litigation Charge	N/A	N/A	(0.19)	N/A	N/A
NU Consolidated GAAP	$3.05	$1.59	$1.67	$1.80 - $1.90	$1.80 - $2.00

2006 – 2008 NU Consolidating Earnings GAAP / Non-GAAP Reconciliation

($ in millions)	2006 Actual	2007 Actual	2008 Actual
Distribution / Generation	$123.5	$146.2	$150.8
Transmission	59.8	82.5	138.3
Total Regulated	183.3	228.7	289.1
NU Parent / Other	(5.1)	6.1	(11.6)
Total Regulated and Parent	$178.2	$234.8	$277.5
Competitive	(95.6)	11.7	13.1
NU Consolidated Operating Results (Non-GAAP)	$82.6	$246.5	$290.6
CL&P Income Tax Reduction	74.0	N/A	N/A
Gain on Sale of Competitive Generation	314.0	N/A	N/A
Litigation Charge	N/A	N/A	(29.8)
NU Consolidated GAAP	$470.6	$246.5	$260.8